UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2017

Holly Brothers Pictures, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55018	46-2111820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8221 E. Washington Street, Chagrin Falls, OH
(Address of Principal Executive Offices) (Zip Code)

(440) 543-4645
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

Mark DeStefano v. PowerMedChairs, A&A Medical Supply, LLC, Anushavan Yeranossian, and Anton Yeranossian, filed as Eighth Judicial District Court Case No. A-17-750526-C, pursuant to Stipulation, was Dismissed with Prejudice by Order of the Court on November 22, 2017.

Ed DeStefano, Mark DeStefano and T.J. Jesky v. Anton Yeranossian and PowerMedChairs, filed as Eighth Judicial District Court Case No. A-17-750604-C, pursuant to Stipulation, was Dismissed with Prejudice by Order of the Court on December 4, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerMedChairs
December 13, 2017	By: /s/ Anton Yeranossian Anton Yeranossian Chief Executive Officer